Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Year Ended December 31,
	2019	2018	2017
Current expense (benefit)	$8.8	$9.5	$(3.3)
Deferred expense	2.0	7.2	49.5
Total income tax expense	$10.8	$16.7	$46.2

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2019	2018	2017
Federal income tax rate:	21.0%	21.0%	35.0%
Reconciling items:
Dividends-received deduction	(1.3)%	(0.8)%	(1.2)%
TCJA impacts (1)	—%	0.5%	3.6%
Change in liability for prior years' taxes	(0.3)%	—%	(0.5)%
Other	—%	(0.3)%	0.1%
Effective income tax rate	19.4%	20.4%	37.0%
(1) In connection with Tax Cuts and Jobs Act (TCJA), the Company recorded a discrete net tax expense of $4.5 million for the corporate rate reduction in the period ending December 31, 2017 related to the re-valuation of its net deferred tax assets. During the year ended December 31, 2018, the Company finalized the provisional adjustment. There was no impact for the year ended December 31, 2019.
The Company's unrecognized tax benefits were $2.4 million, $2.4 million and $0.4 million for the years ended December 31, 2019, 2018, and 2017. The Company does not anticipate any significant increase or decrease of unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2019	2018
Deferred tax assets:
Deferred gain on disposal of businesses	$7.5	$10.8
Deferred acquisition costs	16.5	14.2
Investments, net	5.8	5.0
Policyholder and separate account reserves	8.3	8.9
Employee benefits	2.8	2.8
Total deferred tax assets	40.9	41.7
Deferred tax liabilities:
Net unrealized appreciation on securities	(43.8)	(24.1)
Other	(0.6)	(0.8)
Total deferred tax liabilities	(44.4)	(24.9)
Net deferred income tax (liabilities) assets	$(3.5)	$16.8

The calculation of the valuation allowance is made at the consolidated return group level. No valuation allowance has been recorded because it is management's assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carry-forward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carry-forwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2019, the Company had no net operating loss or capital loss for U.S. federal income tax purposes. The Company has $0.1 million of tax credit carry-forwards for U.S. federal income tax purposes.